EXECUTION VERSION
SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT, dated as of July 13, 2018 (this “Amendment”), by and among, SMART SAND, INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto (together with the Borrower, the “Loan Parties”), JEFFERIES FINANCE LLC, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Secured Parties, and the Lenders (as defined below) party hereto.
WHEREAS, reference is hereby made to (i) the Credit Agreement, dated as of December 8, 2016 (as amended by that certain First Amendment to Credit Agreement and Incremental Assumption Agreement, dated as of April 6, 2018, and as further amended, restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among, inter alios, the Borrower, the Administrative Agent and the lenders party thereto from time to time (the “Lenders”) and (ii) the Guarantee and Collateral Agreement, dated as of December 8, 2016 (as amended, restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Guarantee and Collateral Agreement”), by and among, the Loan Parties and the Collateral Agent; and
WHEREAS, the Borrower has requested that the Lenders agree to amend, and the Lenders have agreed to amend, the Credit Agreement and the Guarantee and Collateral Agreement as provided in Section 2 hereof, in each case, upon the terms and subject to the conditions set forth herein and effective as of the Second Amendment Effective Date (as hereinafter defined).
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement and the Guarantee and Collateral Agreement shall, as of and after the Second Amendment Effective Date (as defined below), refer, respectively, to the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”) or the Guarantee and Collateral Agreement, as amended by this Amendment, as applicable (the “Amended Guarantee and Collateral Agreement” and, together with the Amended Credit Agreement, the “Amended Loan Documents”).

SECTION 2	. Amendment to Credit Agreement.
(a)    Effective as of the Second Amendment Effective Date, the parties hereto agree that the Credit Agreement is hereby amended as follows:
(i)    Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in proper alphabetical order therein:

““Other Secured Obligations”    shall mean, collectively, the Secured Bank Products Obligations and the Secured Hedging Obligations.
“Royalty Obligations” means obligations in respect of royalty or similar payments, whether or not incurred as deferred purchase price for assets or otherwise denominated as indebtedness.
“Secured Bank Product Agreement” shall mean any (x) cash management arrangements, (y) commercial credit card, purchase card or merchant card services or (z) other banking products or services as may be requested by ant Loan Party (collectively, “Bank Products”) with a Loan Party that (i) is in effect on the Second Amendment Effective Date with a counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender as of the Second Amendment Effective Date or (ii) is entered into after the Second Amendment Effective Date with any counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Bank Product is entered into.
“Secured Bank Products Obligations” shall mean all obligations, liabilities and indebtedness, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) under or with respect to any Secured Bank Product Agreement; provided that (i) the provider of such Bank Products (if not the Administrative Agent) and Borrower have provided notice to Administrative Agent setting forth the maximum amount of Bank Products to be secured by the Collateral (and the methodology to be used in calculating such amount) and (ii) the aggregate amount of Secured Bank Products Obligations shall not exceed $10,000,000.”
(ii)    The definition of “Current Liabilities” appearing in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following in lieu thereof:
““Current Liabilities” shall mean, at any time, the consolidated current liabilities of the Borrower and the Subsidiaries at such time, but excluding, without duplication, (a) the current portion of any long-term Indebtedness, (b) outstanding Revolving Loans and Swingline Loans and other revolving Indebtedness, (c) unearned or deferred revenue, and (d) Royalty Obligations.”
(iii)    The last sentence of the definition of “Indebtedness” appearing in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following in lieu thereof:
“Notwithstanding the foregoing, the term “Indebtedness” shall not include, for any Person, (i) in connection with any Specified Transaction or any permitted disposition, contingent post-closing purchase price adjustments, indemnification payments, earn-outs or other contingent payments until such purchase price adjustments, indemnification payments, earn-outs or other contingent payments become liabilities on the balance sheet of such Person in accordance with GAAP, (ii) obligations of such Person in respect of operating leases, or (iii) Royalty Obligations.”

(iv)    Section 6.01 of the Credit Agreement is hereby amended by deleting clause (d) thereof in its entirety and by substituting the following in lieu thereof:
“(d)    Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction, improvement or repair of any fixed or capital assets, and any Permitted Refinancing Indebtedness in respect thereof; provided that (i) such Indebtedness is initially incurred prior to or within 120 days after such acquisition or the completion of such construction, improvement or repair and (ii) the outstanding aggregate principal amount of Indebtedness permitted by this Section 6.01(d), when combined with the aggregate principal amount of all Capital Lease Obligations incurred pursuant to Section 6.01(e), shall not exceed $30,000,000 at any time;”
(v)    Section 6.01 of the Credit Agreement is hereby amended by deleting clause (e) thereof in its entirety and by substituting the following in lieu thereof:
“(e)    Capital Lease Obligations in an outstanding aggregate principal amount, when combined with the aggregate principal amount of all Indebtedness incurred pursuant to Section 6.01(d), not in excess of $30,000,000 at any time;”
(vi)    Section 6.05(b)(iv)(B) of the Credit Agreement is hereby amended by deleting the reference to “$25,000,000” in such clause in its entirety and by substituting “$55,000,000” in lieu thereof.
(vii)    Section 7.02 of the Credit Agreement is hereby amended by deleting the text “any Secured Hedging Agreement” and the text “the Secured Hedging Agreements” in each instance where any such text appears in the fifth and sixth paragraph of such Section and inserting the following new text in lieu thereof “any Secured Hedging Agreement and any Secured Bank Product Agreement”.
(viii)    The first paragraph of Article V of the Credit Agreement, the first paragraph of Article VI of the Credit Agreement and Section 9.08(d) of the Credit Agreement are each hereby amended by deleting the text “Secured Hedging Obligations” in each instance where such text appears in each such paragraph and section and inserting the following new text in lieu thereof “Other Secured Obligations”.
(b)    Effective as of the Second Amendment Effective Date, the parties hereto agree that the Guarantee and Collateral Agreement is hereby amended as follows:
(i)    Section 1.02 of the Guarantee and Collateral Agreement is hereby amended by deleting in its entirety the definition of “Secured Obligations” appearing therein and inserting the following new definition in lieu thereof:
““Secured Obligations” means, collectively, the Obligations and the Other Secured Obligations.”
(ii)    Section 1.02 of the Guarantee and Collateral Agreement is hereby amended by deleting in its entirety the definition of “Secured Parties” appearing therein and inserting the following new definition in lieu thereof:

““Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lenders, each Issuing Bank, each counterparty to a Secured Hedging Agreement, each counterparty to a Secured Bank Product Agreement and each co-agent or sub-agent appointed by either Agent from time to time pursuant to Article VIII of the Credit Agreement.”
(c)    Except as specifically amended above, the Amended Loan Documents and each of the other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein shall continue to secure the payment of all Obligations of the Borrower, as amended by this Amendment.
(d)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Second Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.
SECTION 3    . Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 4    . Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
SECTION 5    . Entire Agreement. This Amendment, the Amended Loan Documents and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Amendment and the other Loan Documents. Nothing in this Amendment or in the other Loan Documents, expressed or implied, is intended to confer upon any Person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder (including any Affiliate of any Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders) any rights, remedies, obligations or liabilities under or by reason of this Amendment or the other Loan Documents.
SECTION 6    . Ratification and Reaffirmation. Each Loan Party party hereto hereby ratifies and reaffirms (a) its Obligations under the Amended Loan Documents and each of the other Loan Documents to which it is a party and all of the covenants, duties, guarantees, indemnities, indebtedness and liabilities under the Amended Loan Documents and the other Loan Documents to which it is a party and (b) the Liens and security interests created in favor of the Collateral Agent and the Secured Parties pursuant to each Security Agreement, which Liens and security interests shall continue in full force and effect during the term of the Amended Loan Documents, and shall continue to secure the Obligations (as defined in the Amended Loan Documents). Each Loan Party party hereto confirms that the secured liabilities (however described in the Security Documents) cover the Obligations, in each case, on and subject to the terms and conditions set forth in the Amended Loan Documents and the other Loan Documents.
SECTION 7    . Representations and Warranties. The Loan Parties hereby represent and warrant to the Administrative Agent and the Lenders that:
(a)    Each Loan Party party hereto has the power and authority to execute, deliver and perform its obligations under this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate, partnership, limited liability company, and, if required, stockholder, partner or member action, as applicable, of each Loan Party party hereto. This Amendment has been duly executed and delivered by each Loan Party party hereto and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    The execution, delivery and performance of this Amendment by each Loan Party do not require any consent or approval of, registration or filing with, certificate, certification, permit, license or authorization from, or any other action by any Governmental Authority, in each case, except for such as have been made or obtained and are in full force and effect.
(c)    The execution, delivery and performance of this Amendment by each Loan Party party hereto and the consummation of the transactions contemplated hereby will not (i) violate (A) any provision of law, statute, rule or regulation, (B) any order of or undertaking with any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which such Loan Party is a party or by which any of them or any of their property is bound, except such violation as could not reasonably be expected to have a Material Adverse Effect, (ii) result in the creation or imposition of (or the obligation to create or impose) any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Loan Party or (iii) violate any provision of the certificate or articles of incorporation or certificate of formation or other constitutive documents or by-laws, partnership agreement or limited liability company agreement of such Loan Party.
(d)    The representations and warranties set forth in Article III of the Amended Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification contained therein) in all respects.
(e)    On and immediately after the Second Amendment Effective Date, no Default or Event of Default has occurred and is continuing.
SECTION 8    . Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. The terms of Section 9.07, 9.11 and 9.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
SECTION 9    . Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or other customary means of electronic transmission, including by PDF file, shall be as effective as delivery of a manually signed counterpart of this Amendment.
SECTION 10    . Effectiveness. This Amendment shall become effective on the date on which each of the following conditions shall have been satisfied or waived (the “Second Amendment Effective Date”):
(a)    the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, each Subsidiary Guarantor, the Administrative Agent, the Collateral Agent, each Issuing Bank, the Swingline Lender and each other Lender;
(b)    the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the statements in Sections 7(d) and (e) are true as of the Second Amendment Effective Date;
(c)    the Administrative Agent shall have received, for the ratable account of each Lender, an amendment fee equal to 0.05% of the Total Revolving Credit Commitment; and
(d)    all reasonable and documented out-of-pocket fees and expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder or in connection herewith, shall have been paid.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
SMART SAND, INC., as Borrower
By:     /s/ Lee E. Beckelman
Name: Lee E. Beckelman
Title: Chief Financial Officer

SMART SAND HIXTON LLC,
as a Subsidiary Guarantor
By: Smart Sand, Inc., its sole Member

By:     /s/ Lee E. Beckelman
Name: Lee E. Beckelman
Title: Chief Financial Officer

SMART SAND HOLDINGS LLC,
as a Subsidiary Guarantor
By: Smart Sand, Inc., its sole Member

By:     /s/ Lee E. Beckelman
Name: Lee E. Beckelman
Title: Chief Financial Officer

FAIRVIEW CRANBERRY COMPANY, LLC,
as a Subsidiary Guarantor
By: Smart Sand, Inc., its Manager
By:     /s/ Lee E. Beckelman
Name: Lee E. Beckelman
Title: Chief Financial Officer

WILL LOGISTICS, LLC,
as a Subsidiary Guarantor
By: Smart Sand, Inc., its Manager
By:     /s/ Lee E. Beckelman
Name: Lee E. Beckelman
Title: Chief Financial Officer

[Signature page to Second Amendment to Credit Agreement]

JEFFERIES FINANCE LLC, as Administrative Agent, Collateral Agent, an Issuing Bank, the Swingline Lender and a Lender

By:    /s/ J.R. Young
Name:     J.R. Young
Title: Senior Vice President

[Signature page to Second Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupar Kumar Name: Nupar Kumar Title: Authorized Signatory

By:	/s/ Christopher Zybrick Name: Christopher Zybrick Title: Authorized Signatory

[Signature page to Second Amendment to Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Chris Lam Name: Chris Lam
Title: Authorized Signatory

[Signature page to Second Amendment to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Alicia Schug Name: Alicia Schug Title: Vice President

By:	/s/ Maria Guinchard Name: Maria Guinchard Title: Vice President

[Signature page to Second Amendment to Credit Agreement]

IBERIABANK, as a Lender

By:    /s/ John Michael Robinson III
Name:    John Michael Robinson III
Title: Vice President

[Signature page to Second Amendment to Credit Agreement]